UNITED STATES

SECURITIES and EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 25, 2019

International Baler Corp.

(Exact Name of Registrant as specified in its charter)

Commission File Number 0-14443

Delaware	13-2842053
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5400 Rio Grande Avenue, Jacksonville, Florida 32254

(Address of Principal Executive Office

(904) 358-3812

(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 24, 2019 the Board of Directors of International Baler Corporation elected Victor W. Biazis, President and Chief Executive Officer of the Company, to the Board of Directors of the Company.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated January 25, 2019

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

International Baler Corp.

Dated: January 25, 2019	By:	/s/ William E. Nielsen
William E. Nielsen
Chief Financial Officer

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